SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a)
              OF THE SECURITIES EXCHANGE ACT OF 1934
                      (Amendment No. )
                                                                ----
                  Filed by the Registrant                      / X /
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           Filed by a party other than the Registrant          /   /
                                                                ----
Check the appropriate box:
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/   /  Preliminary Proxy Statement
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/   /  Confidential, for Use of the Commission Only (as
----   permitted by Rule 14a-6(e)(2))
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/ X /  Definitive Proxy Statement
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/  /   Definitive Additional Materials
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/   /  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----   Sec. 240.14a-12

                  PUTNAM MASTER INTERMEDIATE INCOME TRUST
                     PUTNAM PREMIER INCOME TRUST
                     PUTAN HIGH INCOME BOND FUND
           (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement,
                    if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
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/ X /  No fee required
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/   /  Fee computed on table below per Exchange Act Rule 14a
----   6(i)(1) and 0-11

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:
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/   /  Fee paid previously with preliminary materials.
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/   /  Check box if any part of the fee is offset as provided
---- by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:



Important information for shareholders of

PUTNAM HIGH INCOME BOND FUND,
PUTNAM MASTER INTERMEDIATE INCOME TRUST AND
PUTNAM PREMIER INCOME TRUST

The document you hold in your hands contains your proxy statement and proxy card. Your proxy tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 3.

We urge you to carefully review the proxy statement, and provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don't return their proxies in sufficient numbers, we have to make follow up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

PUTNAM INVESTMENTS

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Table of contents

A Message from the Chairman                  1

Notice of Shareholder Meeting                2

Trustees' Recommendations                    3

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.


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A Message from the Chairman

Dear Fellow Shareholder:

I am writing to you to ask for your vote on important matters that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet. We are asking for your vote on the following matter: fixing the number of Trustees and electing your fund's Trustees.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions via the Internet or by completing, signing, and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration
I am sure you will give this important matter. If you have questions about the proposal, please call a Putnam customer service representative at 1-800-225-1581 or contact your financial advisor.

Sincerely yours,

/S/ JOHN A. HILL
John A. Hill, Chairman


PUTNAM HIGH INCOME BOND FUND,
PUTNAM MASTER INTERMEDIATE INCOME TRUST AND
PUTNAM PREMIER INCOME TRUST

Notice of Annual Meeting of Shareholders

* This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam High Income Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust:

The Annual Meeting of Shareholders of your fund will be held on June 10, 2004 at 11:00 a.m., Boston time, at the principal offices of the fund on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Trustees. See page 3

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via the Internet so that you will be represented at the meeting.

April 14, 2004

Proxy Statement

This document will give you the information you need to vote on the proposal(s). Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam High Income Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust for use at the Annual Meeting of Shareholders of each fund to be held on June 10, 2004, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and the Proxy Statement are being mailed on or about April 22, 2004.

The following table identifies the proposals that apply to your fund.

* How do your fund's Trustees recommend that shareholders vote on this proposal?

The Trustees recommend that you vote

1. For fixing the number of Trustees as proposed and the election of all nominees

* Who is eligible to vote?

Shareholders of record at the close of business on March 22, 2004 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to the election of Trustees. The outcome of a vote affecting one fund does not affect any other fund.

The Proposals

I. Election of Trustees

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management"). For more information about the Board Policy and Nominating Committee, please see page 12.

The Board Policy and Nominating Committee of the Trustees of each fund recommends that the number of Trustees be fixed at eleven and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The nominees for Trustees and their backgrounds are shown in the table below. The table discloses each Trustee's name, date of birth, principal occupation(s) during the past 5 years, and other information about the nominee's professional background, including other directorships the nominee holds. For more in depth biographical information, please refer to the Putnam Investments website: www.putnaminv.com. Each nominee currently serves as a Trustee. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2003, there were 101 Putnam funds.

Jameson A. Baxter (9/6/43)
Trustee since 1994

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Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40)
Trustee since 2001

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Mr. Curtis is President and Chief Operating Officer of the Nuclear
Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42)
Trustee since 1985 and Chairman since 2000

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Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43)
Trustee since 1996

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Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47)
Trustee since 1997

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Dr. Joskow is the Elizabeth and James Killian Professor of Economics and
Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies - serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38)
Trustee since 1992

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Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as Chairman of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41)
Trustee since 1997

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Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997; The Ryland Group, Inc. until January 1998 and Alex. Brown Realty, Inc., until February 2004. Mr. Mullin is a graduate of
Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45)
Trustee since 1984

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Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman
of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust), prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments); and prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42)
Trustee since 1997

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Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

* Interested Trustees

George Putnam III* (8/10/51)
Trustee since 1984 and President since 2000

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--------------------------------------------

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea
Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34)
Trustee since 1986

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---------------------------------------

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the funds, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your Fund and each of the other Putnam funds. A.J.C. Smith is the Chairman of Putnam Investments and serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. The balance of the nominees are not "interested persons."

All the nominees were elected by the shareholders of Putnam High Income Bond Fund on August 21, 2003 and all the nominees were elected by the shareholders of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust on June 12, 2003. The 11 nominees for election as Trustees who receive the greatest number of votes at your fund's shareholder meeting will be elected as Trustees. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 11 for your fund.

* What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, counsel and other experts as appropriate, selected by and responsible to the Trustees.

Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairman of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Audit and Pricing Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7 under the Investment Company Act of 1940, interfund transactions pursuant to Rule 17a-7 under the Investment Company Act of 1940, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee, a copy of which is attached to this proxy statement as Exhibit A. The Committee currently consists of Dr. Joskow (Chairperson), and Messrs. Patterson, Thorndike and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Putnam funds have engaged a third-party professional search firm to assist the Committee in identifying and evaluating potential nominees. The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through current Trustees or shareholders.

The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for receipt of shareholders' proposals for the next annual meeting," and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934. When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. This assessment includes an analysis of each candidate's judgment, age, skills, experience, and an assessment of the perceived needs of the Board and its committees at that point in time. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Board for nomination, and the Board selects the nominees after considering the recommendation of the Committee.

The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the fund's shareholders. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a copy of which is attached to this proxy statement as Exhibit B. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin, Patterson and Thorndike.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis, Mullin, Thorndike, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith, Stephens and Thorndike and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing funds. Its oversight of the closed-end funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Curtis, Jackson, and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all Fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson), Jackson, and Thorndike and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairman), Jackson, Dr. Joskow, Putnam, Thorndike and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Messrs. Thorndike (Chairperson), Smith and Ms. Baxter. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Putnam and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Jackson and Joskow.

A minimum of 75% of your fund's trustees, including the Chairman, cannot be affiliated in any way with your fund's investment manager, principal underwriter from time to time or any broker-dealer. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund's independent trustees meet regularly as a group in executive session.


* How large a stake do the Trustees have in the Putnam family of funds?

The Trustees believe each Trustee should have a significant investment in the Putnam funds. The Trustees allocate their investments among the Putnam funds based on their own investment needs. Each Trustee, as of February 29, 2004, owned at least 100 shares of each fund. The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam funds as of February 29, 2004.


Putnam High Income Bond Fund

                                                            Aggregate Dollar
                                                            Range of Shares
                                        Dollar Range        Held in all of the
                                        of Shares           Putnam Funds
Name of Trustee                         Owned               Overseen by Trustee
----------------------------------------------------------------------------------
Jameson A. Baxter                       $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Charles B. Curtis                       $1-$10,000          over $100,000
----------------------------------------------------------------------------------
John A. Hill                            over $10,000        over $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson                       $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Paul L. Joskow                          $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan                     $1-$10,000          over $100,000
----------------------------------------------------------------------------------
John H. Mullin, III                     $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Robert E. Patterson                     $1-$10,000          over $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens                      $1-$10,000          over $100,000
----------------------------------------------------------------------------------
W. Nicholas Thorndike                   $1-$10,000          over $100,000
----------------------------------------------------------------------------------
George Putnam, III                      $1-$10,000          over $100,000
----------------------------------------------------------------------------------
A.J.C. Smith                            $1-$10,000          over $100,000
----------------------------------------------------------------------------------




Putnam Master Intermediate Income Trust
                                                            Aggregate Dollar
                                                            Range of Shares
                                        Dollar Range        Held in all of the
                                        of Shares           Putnam Funds
Name of Trustee                         Owned               Overseen by Trustee
----------------------------------------------------------------------------------
Jameson A. Baxter                       $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Charles B. Curtis                       $1-$10,000          over $100,000
----------------------------------------------------------------------------------
John A. Hill                            $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson                       $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Paul L. Joskow                          $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan                     $1-$10,000          over $100,000
----------------------------------------------------------------------------------
John H. Mullin, III                     $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Robert E. Patterson                     $1-$10,000          over $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens                      $1-$10,000          over $100,000
----------------------------------------------------------------------------------
W. Nicholas Thorndike                   $1-$10,000          over $100,000
----------------------------------------------------------------------------------
George Putnam, III                      $1-$10,000          over $100,000
----------------------------------------------------------------------------------
A.J.C. Smith                            $1-$10,000          over $100,000
----------------------------------------------------------------------------------




Putnam Premier Income Trust
                                                            Aggregate Dollar
                                                            Range of Shares
                                        Dollar Range        Held in all of the
                                        of Shares           Putnam Funds
Name of Trustee                         Owned               Overseen by Trustee
----------------------------------------------------------------------------------
Jameson A. Baxter                       $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Charles B. Curtis                       $1-$10,000          over $100,000
----------------------------------------------------------------------------------
John A. Hill                            $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Ronald J. Jackson                       $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Paul L. Joskow                          $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Elizabeth T. Kennan                     $1-$10,000          over $100,000
----------------------------------------------------------------------------------
John H. Mullin, III                     $1-$10,000          over $100,000
----------------------------------------------------------------------------------
Robert E. Patterson                     $1-$10,000          over $100,000
----------------------------------------------------------------------------------
W. Thomas Stephens                      $1-$10,000          over $100,000
----------------------------------------------------------------------------------
W. Nicholas Thorndike                   $1-$10,000          over $100,000
----------------------------------------------------------------------------------
George Putnam, III                      $1-$10,000          over $100,000
----------------------------------------------------------------------------------
A.J.C. Smith                            $1-$10,000          over $100,000
----------------------------------------------------------------------------------


At February 29, 2004, the Trustees and officers of Putnam High Income Bond Fund, Putnam Master Intermediate Income Trust and Putnam Premier Income Trust as a group owned less than 1% of the outstanding shares of each fund on that date.

* Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the Investment Company Act of 1940 require each fund's officers and Trustees, certain officers and directors of Putnam Management, affiliated persons of Putnam Management, and persons who beneficially own more than 10% of a fund's shares to file reports of ownership with the SEC and the fund. Based solely upon a review of the copies of such forms and written representations by such persons, each fund believes that for its most recent fiscal year all filing requirements applicable to such persons were complied with except that two Forms 4 were not timely filed to report transactions in May and June of 2003, in which Mr. Hill sold and purchased shares of Putnam High Income Bond Fund. Although Mr. Hill sold and then purchased the same number of shares of the fund in an effort to transfer his holdings between accounts, the sale and purchase were required to have been reported on a Form 4 within two business days of each transaction. Forms 4 were filed to report the transactions after two business days had passed.

* What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

* by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How can shareholders communicate with the Trustees?

Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
c/o Principal Executive Officer
Attention: [Any specified Trustee(s)]
One Post Office Square
Boston, Massachusetts 02109

The Office of the Principal Executive Officer of the Putnam funds will respond to all correspondence sent to Trustees, however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to Trustees periodically.

* How often do the Trustees meet?

The Trustees meet monthly over a two-day period, except in August, to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 2003, the average Trustee participated in approximately 50 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during your fund's last fiscal year is shown in the table below:

Putnam High Income Bond Fund

Fiscal year ended August 31, 2003
-----------------------------------------------------------------------
Audit and Pricing Committee                                     11
-----------------------------------------------------------------------
Board Policy and Nominating Committee                           10
-----------------------------------------------------------------------
Brokerage and Custody Committee                                  3
-----------------------------------------------------------------------
Communication, Service and Marketing Committee                   7
-----------------------------------------------------------------------
Contract Committee                                              12
-----------------------------------------------------------------------
Distributions Committee                                          8
-----------------------------------------------------------------------
Executive Committee                                              1
-----------------------------------------------------------------------
Investment Oversight Committees                                 31
-----------------------------------------------------------------------


Putnam Master Intermediate Income Trust

Fiscal year ended September 30, 2003
-----------------------------------------------------------------------
Audit and Pricing Committee                                     11
-----------------------------------------------------------------------
Board Policy and Nominating Committee                           10
-----------------------------------------------------------------------
Brokerage and Custody Committee                                  3
-----------------------------------------------------------------------
Communication, Service and Marketing Committee                   8
-----------------------------------------------------------------------
Contract Committee                                              12
-----------------------------------------------------------------------
Distributions Committee                                          8
-----------------------------------------------------------------------
Executive Committee                                              1
-----------------------------------------------------------------------
Investment Oversight Committees                                 34
-----------------------------------------------------------------------


Putnam Premier Income Trust

Fiscal year ended July 31, 2003
-----------------------------------------------------------------------
Audit and Pricing Committee                                     11
-----------------------------------------------------------------------
Board Policy and Nominating Committee                           10
-----------------------------------------------------------------------
Brokerage and Custody Committee                                  3
-----------------------------------------------------------------------
Communication, Service and Marketing Committee                   7
-----------------------------------------------------------------------
Contract Committee                                              12
-----------------------------------------------------------------------
Distributions Committee                                          8
-----------------------------------------------------------------------
Executive Committee                                              1
-----------------------------------------------------------------------
Investment Oversight Committees                                 31
-----------------------------------------------------------------------

Your fund's last annual meeting was held while the Trustees were conducting meetings of the Board and its Committees. Although your fund's Trustees did not attend the annual meeting, they were represented at the meeting by their staff and were available in the event that any material issues had arisen.

* What are the Trustees paid for their services?

Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services.

The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during the 2003 calendar year:



Putnam High Income Bond Fund
Compensation Table

                                               Retirement        Estimated
                                                benefits       annual benefits        Total
                             Aggregate          accrued           from all         compensation
                            compensation        as part            Putnam            from all
                               from             of fund          funds upon           Putnam
Trustees/Year               the fund (1)        expenses       retirement (2)        funds (3)
------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                       $691              $179             $100,000            $215,500
------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                            678               143              100,000             210,250
------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                   1,161               213              200,000             413,625
------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                        678               167              100,000             214,500
------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                        684               138              100,000             215,250
------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                            677               219              100,000             207,000
------------------------------------------------------------------------------------------------
Lawrence J. Lasser/
1992 (8)                         --               100               93,333                  --
------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                        685               211              100,000             208,750
------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                            685               119              100,000             206,500
------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                        845                98              125,000             260,500
------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                         --               226               93,333                  --
------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                        672               193              100,000             206,500
------------------------------------------------------------------------------------------------
W. Nicholas Thorndike/
1992                            686               283              100,000             212,250
------------------------------------------------------------------------------------------------




Putnam Master Intermediate Income Trust
Compensation Table

                                               Retirement        Estimated
                                                benefits       annual benefits        Total
                             Aggregate          accrued           from all         compensation
                            compensation        as part            Putnam            from all
                               from             of fund          funds upon           Putnam
Trustees/Year               the fund (1)        expenses       retirement (2)        funds (3)
------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                       $1,333            $382             $100,000            $215,500
------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                            1,307             314              100,000             210,250
------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                     2,247             450              200,000             413,625
------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                        1,308             353              100,000             214,500
------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                        1,321             282              100,000             215,250
------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                            1,314             464              100,000             207,000
------------------------------------------------------------------------------------------------
Lawrence J. Lasser/
1992 (8)                           --             212               93,333                  --
------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                        1,323             433              100,000             208,750
------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                            1,323             252              100,000             206,500
------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                        1,634             207              125,000             260,500
------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                           --             480               93,333                  --
------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                        1,299             395              100,000             206,500
------------------------------------------------------------------------------------------------
W. Nicholas Thorndike/
1992                            1,327             599              100,000             212,250
------------------------------------------------------------------------------------------------




Putnam Premier Income Trust
Compensation Table

                                               Retirement        Estimated
                                                benefits       annual benefits        Total
                             Aggregate          accrued           from all         compensation
                            compensation        as part            Putnam            from all
                               from             of fund          funds upon           Putnam
Trustees/Year               the fund (1)        expenses       retirement (2)        funds (3)
------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)                       $1,408            $387             $100,000            $215,500
------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                            1,381             299              100,000             210,250
------------------------------------------------------------------------------------------------
John A. Hill/
1985 (5)(7)                     2,374             462              200,000             413,625
------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996 (5)                        1,381             360              100,000             214,500
------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997 (5)                        1,395             310              100,000             215,250
------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                            1,388             475              100,000             207,000
------------------------------------------------------------------------------------------------
Lawrence J. Lasser/
1992 (8)                           --             217               93,333                  --
------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997 (5)                        1,398             472              100,000              208,750
------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                            1,398             258              100,000              206,500
------------------------------------------------------------------------------------------------
George Putnam, III/
1984 (7)                        1,727             213              125,000              260,500
------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986 (6)                           --             491               93,333                   --
------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997 (5)                        1,372             434              100,000              206,500
------------------------------------------------------------------------------------------------
W. Nicholas Thorndike/
1992                            1,401             615              100,000              212,250
------------------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan for each fund. As of the dates identified below, the total amounts of deferred compensation payable by each fund to certain
Trustees, including income earned on such amounts, were as follows:


High Income Bond Fund (August 31, 2003) Ms. Baxter - $431, Mr. Hill - $1,192, Mr. Jackson - $607, Mr. Joskow, - $455, Mr. Mullin - $494, and
Mr. Stephens - $194.

Master Intermediate Income Trust (September 30, 2003) Ms. Baxter - $3,823, Mr. Hill - $10,561, Mr. Jackson - $5,382, Mr. Joskow, - $4,036,
Mr. Mullin - $4,373, and Mr. Stephens - $1,717.

Premier Income Trust (July 31, 2003) Ms. Baxter - $4,996,
Mr. Hill - $13,803, Mr. Jackson - $7,033, Mr. Joskow, - $5,267,
Mr. Mullin - $5,718, and Mr. Stephens - $2,242.

(6) Since July 1, 2000, Marsh & McLennan Companies, Inc. has compensated Mr. Smith for his service as Trustee. The estimated annual retirement benefits shown in this table for Mr. Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflects benefits earned under the funds' retirement plan prior to July 1, 2000.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the funds, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.


Further information about voting and the meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to the election of Trustees. In the case of each fund, a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on a proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, please access the Internet address listed on your proxy card and follow the instructions on the Internet site. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense D. F. King & Co., Inc., 48 Wall Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $3,500 plus reasonable out-of-pocket expenses for mailing. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of each fund to serve as Trustees, provided that shareholders submit their recommendations by the date set forth below. If a shareholder who wishes to present a proposal fails to notify the fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. It is currently anticipated that each fund's next annual meeting of shareholders will be held in June 2005. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the June 2005 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than March 12, 2005 and no later than April 11, 2005. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before December 23, 2004. Shareholders who wish to make a proposal at the June 2005 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than March 8, 2005.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.


Fund Information

Putnam Investments. Putnam Investment Management, LLC, the fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian is also a subsidiary of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Litigation. Exhibit C to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to your fund.

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Auditors. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent auditors, has been selected by the Trustees as the independent auditors of Putnam High Income Bond Fund for the current fiscal year. The Audit and Pricing Committee of the Board of Trustees unanimously approved the selection of PricewaterhouseCoopers LLP in September 2001, and the Trustees unanimously approved such selection in September 2001. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, independent auditors, has been selected by the Trustees as the independent auditors of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust for the current fiscal year. The Audit and Pricing Committee of the Board of Trustees unanimously approved the selection of KPMG LLP and the Trustees unanimously approved such selection in July 2000 for Putnam Master Intermediate Income Trust and July 1999 for Putnam Premier Income Trust. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

The Audit and Pricing Committee of the Board of Trustees is responsible for making recommendations to the Trustees as to the selection of your fund's auditors. (Additional information about the Audit and Pricing Committee is included under "Election of Trustees.")

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by the fund's independent auditors:

                                          Audit-                    All
                             Audit       Related         Tax        Other
Fiscal year ended             Fees         Fees          Fees       Fees
---------------------------------------------------------------------------
High Income Bond Fund
  August 31, 2003           $54,706        $0           $9,316       $0
  August 31, 2002            49,631         0            8,585       10
---------------------------------------------------------------------------
Master Intermediate
Income Trust
  September 30, 2003        $37,600        $0           $3,600       $0
  September 30, 2002         35,500         0            3,400        0
---------------------------------------------------------------------------
Premier Income Trust
  July 31, 2003             $34,900        $0           $3,600       $0
  July 31, 2002              32,900         0            3,400        0
---------------------------------------------------------------------------

Audit Fees represents fees billed for a fund's last two fiscal years.

Audit-Related Fees represents fees billed in a fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represents fees billed in a fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services relating to calculation of a fund's investment performance.

The following table presents the amounts the independent auditors for each fund billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

Fiscal year ended
---------------------------------------------------------------------
High Income Bond Fund
  August 31, 2003                       $149,996
  August 31, 2002                          8,595
---------------------------------------------------------------------
Master Intermediate Income Trust
  September 30, 2003                      $3,600
  September 30, 2002                       3,400
---------------------------------------------------------------------
Premier Income Trust
  July 31, 2003                           $3,600
  July 31, 2002                            3,400
---------------------------------------------------------------------

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditors' engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each of the funds' last two fiscal years, the funds' principal auditors did not bill any fees.

The Audit and Pricing Committee of your fund has submitted the following report:

The Audit and Pricing Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Pricing Committee has discussed with your fund's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Pricing Committee has received the written disclosures and the letter from your fund's independent auditors required by the SEC's Independence Standards (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Pricing Committee various matters relating to the auditor's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Pricing Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund's annual report to shareholders for the last fiscal year.

Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Nicholas Thorndike
W. Thomas Stephens

Officers and other information. All of the officers of your fund, with the exception of George Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam LLC, Messrs. Putnam and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam III, the other officers of each fund are as follows:


                                         Year first
Name (birthdate)                           elected       Business experience
Office with the fund                      to office      during past 5 years
--------------------------------------------------------------------------------
Charles E. Porter (7/26/38)                 1989         Managing Director,
Executive Vice President,                                Putnam Investments
Treasurer and Principal Executive Officer                and Putnam Management
--------------------------------------------------------------------------------
Patricia C. Flaherty (12/1/46)              1993         Senior Vice President,
Senior Vice President                                    Putnam Investments
                                                         and Putnam Management
--------------------------------------------------------------------------------
Steven D. Krichmar (6/27/58)                2002         Managing Director,
Vice President and Principal                             Putnam Investments.
                                                         Prior Financial
                                                         Officer to July 2001,
                                                         Partner,
                                                         PricewaterhouseCoopers,
                                                         LLP
--------------------------------------------------------------------------------
Michael T. Healy (1/24/58)                  2000         Managing Director,
Assistant Treasurer and                                  Putnam Investments
Principal Accounting Officer
--------------------------------------------------------------------------------
Beth S. Mazor (4/6/58)                      2002        Senior Vice President,
Vice President                                          Putnam Investments
--------------------------------------------------------------------------------
Mark C. Trenchard (6/5/62)                  2002        Senior Vice President,
Vice President and BSA                                  Putnam Investments
Compliance Officer
--------------------------------------------------------------------------------
William H. Woolverton (1/17/51)             2003        Managing Director,
Vice President and                                      Putnam Investments,
Chief Legal Officer                                     Putnam Management and
                                                        Putnam Retail Management
--------------------------------------------------------------------------------
Judith Cohen (6/7/45)                       1993        Clerk and Assistant
Clerk and Assistant Treasurer                           Treasurer, The Putnam
                                                        Funds
--------------------------------------------------------------------------------


Shares outstanding of your fund as of February 29, 2004
------------------------------------------------------------------------------
Putnam High Income Bond Fund                            141,198,870.187 shares
------------------------------------------------------------------------------
Putnam Master Intermediate Income Trust                 100,313,082.805 shares
------------------------------------------------------------------------------
Putnam Premier Income Trust                              13,825,526.688 shares
------------------------------------------------------------------------------

5% beneficial ownership:

------------------------------------------------------------------------------
Putnam High Income Bond Fund                                              None
------------------------------------------------------------------------------
Putnam Master Intermediate Income Trust                                   None
------------------------------------------------------------------------------
Putnam Premier Income Trust                                               None
------------------------------------------------------------------------------


Exhibit A

THE PUTNAM FUNDS

Audit and Pricing Committee Charter

Mission. The primary mission of the Audit and Pricing Committee is to oversee matters relating to the preparation of the Funds' financial statements and the valuation of the Funds' assets. The Committee will discharge this responsibility through oversight of management and the Funds' independent auditors and through monitoring industry developments. The Committee and the Trustees shall have ultimate authority and responsibility, subject to the rights of shareholders where applicable, to select, evaluate and replace the Funds' independent auditors.

Composition. The Committee will be comprised exclusively of Independent Trustees. The Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of each exchange on which shares of one or more Putnam Funds are traded.

Assistance. The Committee may seek the assistance of Office of the Trustees staff, the Funds' independent auditors and counsel, management and other parties as it may deem appropriate.

Role of Independent Auditors. The Funds' independent auditors are ultimately accountable to the Trustees and the Committee.

Special Duties of the Committee. The duties of the Committee include:

* Independent Auditor Matters

* Recommending the selection of independent auditors and evaluating their performance.

* Recommending fees for independent auditors.

* Reviewing regular reports of independent auditors.

* Reviewing auditor independence.

* Reviewing and approving the scope of any special projects to be undertaken by independent auditors.

* Reviewing relationship of independent auditors with Funds and management, including activities outside Fund audits.

* Considering any weaknesses or deficiencies noted by independent auditors.

* Overseeing internal control reviews performed by independent auditors.

In performing their duties, the Committee shall be responsible for ensuring that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Funds and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Trustees take appropriate action in response to the independent auditors' report to satisfy themselves of the independent auditors' independence.

* GENERAL MATTERS

* Reviewing scope and adequacy of audits.

* Reviewing significant changes in tax and accounting policies.

* Reviewing nature of accounting and tax policies.

* Reviewing special matters impacting accounting issues.

* OTHER MATTERS

* Reviewing quality of internal accounting function.

* Reviewing regular reports of internal auditors and management.

* Reviewing matters relating to the Funds' Code of Ethics and Putnam Investments' Code of Ethics.

* Reassessing annually the adequacy of this Charter and recommend any proposed changes to the full Board of Trustees.

* Reviewing compliance matters.

* Reviewing compliance by Putnam money market funds with SEC

Rule 2a-7.

* Reviewing interfund transactions pursuant to SEC Rule 17a-7.

* Monitoring the valuation of the Funds' assets.

Exhibit B

THE PUTNAM FUNDS

Board Policy and Nominating Committee Charter

* This Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees and the conduct of legal affairs for the Funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and make recommendations to the Board as appropriate. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Committee is comprised exclusively of Independent Trustees.

Exhibit C

THE PUTNAM FUNDS

Litigation

1. The plaintiff named below alleges that the defendants engaged in, or allowed others to engage in, activities that took advantage of the way mutual fund shares are priced in exchange for investments that benefited the managers and advisers of the funds, but which harmed investors and the funds themselves. The plaintiff's complaint sets forth violations of [SECTION] 36 of the 1940 Act, [SECTION] 206 of the Investment Advisers Act, [SECTION] 10(b) and 20(a) of the 1934 Act, breach of fiduciary duty, and civil conspiracy. The plaintiff seeks declaratory relief, damages, pre and post judgment interest, and attorney's fees and costs.

Case Name                 Defendants           Court           Date Instituted
-------------------------------------------------------------------------------
Gladys Baker              Putnam Management 1  United States   April 5, 2004
(derivatively on          Omid Kamshad         District Court
behalf of the Putnam      Justin Scott         for the District
Growth & Income           Putnam Trustees 2    of Delaware
Fund, Putnam Europe       Putnam Funds3
Growth Fund, and          (nominal)
Putnam Funds)
v. Putnam Investment
Management LLC, et al.
-------------------------------------------------------------------------------

2. The plaintiffs named below allege that the defendants engaged in, permitted, and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs generally claim violations of [SECTION] 36 of the Investment Company Act of 1940, [SECTION] 206 of the Investment Advisers Act, [SECTION] 10(b) of the Exchange Act and Rule 10b-5, [SECTION] 20(a) of the Exchange Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages, and attorney's fees and costs.

Case Name                 Defendants           Court           Date Instituted
-------------------------------------------------------------------------------
Joanne S. Baseman         Putnam Management    United States   Dec. 16, 2003
(derivatively on behalf   Omid Kamshad         District Court
of Putnam International   Justin Scott         for the District
Equity Fund and the       William Woolverton   of Maryland
Putnam Funds)             Putnam Trustees
v. Putnam Investment      Putnam Funds
Management, Inc., et al.  (nominal)
-------------------------------------------------------------------------------
John K. Clement           Putnam Management    United States   Nov. 26, 2003
(derivatively on behalf   Omid Kamshad         District Court
of several individual     Justin Scott         for the District
funds and the             William Woolverton   of Maryland
Putnam Funds)             Putnam Trustees
v. Putnam Investment      Putnam Funds
Management Inc., et al.   (nominal)
-------------------------------------------------------------------------------
Simon J. Denenberg        Putnam Management    Currently, in   Jan. 30, 2004
(derivatively on behalf   Omid Kamshad         United States
of the Putnam US          Justin Scott         District Court
Government Income         William Woolverton   for the District of
Fund and the Putnam       Putnam Trustees      Massachusetts;
Funds) v. Putnam          Putnam Funds         conditional
Investment Management,    (nominal)            transfer order
Inc., et al.                                   to District of
                                               Maryland pending.
-------------------------------------------------------------------------------
Diane Hutto and           Putnam Management    United States   Nov. 12, 2003
Dina Rozenbaum            Putnam Trustees      District Court
(derivative on behalf     Justin M. Scott      for the District
of several individual     Omid Kamshad         of Maryland
funds and the Putnam      Certain officers of
Funds) v. Putnam, LLC,    the Putnam Funds and
et. al.                   Putnam Management
                          John Does 1-100
                          Putnam Funds
                          (nominal)

Case Name                 Defendants           Court           Date Instituted
-------------------------------------------------------------------------------
Seth B. Marks (derivative Putnam Management    United States   Dec. 3, 2003
on behalf of several      Putnam Trustees      District Court
individual funds and the  Justin M. Scott      for the District
Putnam Funds)             Omid Kamshad         of Maryland
v. Putnam, LLC, et. al.   Certain officers of
                          the Putnam Funds and
                          Putnam Management
                          John Does 1-100
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Cynthia Puleo (derivative Putnam Management    United States   Dec. 16, 2003
on behalf of several      Putnam Trustees      District Court
individual funds and the  Justin M. Scott      for the District
Putnam Funds)             Omid Kamshad         of Maryland
v. Putnam, LLC, et al.    Certain officers of
                          the Putnam Funds and
                          Putnam Management
                          John Does 1-100
                          Putnam Funds
                          (nominal)
-------------------------------------------------------------------------------
Edward L. Segel           Putnam Management    Currently in the  Jan. 23, 2004
(derivative on behalf     Putnam Trustees      United States
of individual fund        Omid Kamshad         District Court for
and the Putnam Funds)     Justin Scott         the District of
v. Putnam, LLC, et  al.   William Woolverton   Massachusetts;
                          Putnam Funds         conditional
                          (nominal)            transfer order
                                               to the District of
                                               Maryland pending.
-------------------------------------------------------------------------------
Zachary Alan Starr        Putnam Management    United States     Nov. 6, 2003
(derivative on behalf     Putnam Trustees      District Court
of Putnam International   Omid Kamshad         for the District
Equity Fund and the       Justin M. Scott      of Maryland
Putnam Funds)             Putnam Funds
v. Putnam Investment      (nominal)
Management, et al.
-------------------------------------------------------------------------------

3. The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or time their mutual fund trades. The plaintiffs generally claim of breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution, and attorney's fees and costs.

Case Name                 Defendants           Court           Date Instituted
-------------------------------------------------------------------------------
Leon Brazin               Putnam Trustees      Superior Court    March 15, 2004
(derivatively on behalf   Putnam Management    of Suffolk County,
of Putnam Vista Fund)     Putnam Vista Fund    MA
v. John A. Hill, et al.   (nominal)
                          Certain officers of
                          the Putnam Funds and
                          Putnam Management
-------------------------------------------------------------------------------
Peter Kavaler             Putnam Trustees      Superior Court    March 15, 2004
(derivatively on behalf   Putnam Management    of Suffolk County,
of Putnam Income          Putnam Income Fund   MA
Fund) v. John A. Hill,    (nominal)
et al.                    Certain officers of
                          the Putnam Funds and
                          Putnam Management
-------------------------------------------------------------------------------
Todd Klein (derivatively  Putnam Trustees      United States    Jan. 27, 2004
on behalf of Putnam       Putnam Management    District Court
Global Equity Fund)       Putnam Global Equity for the District
v. Hill, et al.           Fund (nominal)       of Massachusetts
                          Certain officers of
                          the Putnam Funds and
                          Putnam Management
-------------------------------------------------------------------------------
Steven Wiegand            Putnam Trustees      United States  Jan. 27, 2004
(derivatively on behalf   Putnam Management    District Court
of Putnam Classic         Putnam Classic       for the District
Equity Fund)              Equity Fund (nominal)
v. Hill et al.            of Massachusetts
                          Certain officers of
                          the Putnam Funds and
                          Putnam Management
-------------------------------------------------------------------------------

1 "Putnam Management" includes Putnam Investments Trust, Putnam
Investment Management, Putnam Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

2 The 13 Putnam Trustees include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III, A.J.C. Smith, W. Thomas Stephens, and W. Nicholas Thorndike and former Trustee Lawrence J. Lasser.

3 "Putnam Funds" includes Putnam Investment Funds and/or individual Putnam mutual funds.

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This page intentionally left blank.

This page intentionally left blank.


The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581            212288  4/04



P.O. BOX 9132
HINGHAM, MA 02043-9132

Your vote is important. For your convenience, you may record your voting instructions via the Internet or by returning this proxy card by mail.

1
INTERNET
Go to
https://www.proxyweb.com/Putnam

* Follow the instructions on the site.

* There is no need for you to return your proxy card.

2
MAIL
Mail in the proxy card
attached below.

* Please sign and date this proxy card.

* Detach the card from this proxy form.

* Return the card in the postage-paid envelope provided.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

This is your PROXY CARD

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on June 10, 2004, for PUTNAM HIGH INCOME BOND FUND.

999 999 999 999 99

This proxy is solicited on behalf of the Trustees of the Fund.

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam High Income Bond Fund on June 10, 2004 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

High Inc Bond - MM

Has your address changed?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed card in the enclosed envelope.

Name
    -------------------------------------------------------------
Street
      -----------------------------------------------------------

City                                 State           Zip
    ---------------------------------      ----------   ---------

Telephone
         --------------------------------------------------------

Do you have any comments?

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.

Thank you!

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote in the same manner as the Trustees recommend.

Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES:

1. Proposal to fix the number of Trustees and elect all nominees.

The nominees for Trustees are:

(01) J.A. Baxter
(02) C.B. Curtis
(03) J.A. Hill
(04) R.J. Jackson
(05) P.L. Joskow
(06) E.T. Kennan
(07) J.H. Mullin, III
(08) R.E. Patterson
(09) G. Putnam, III
(10) A.J.C. Smith
(11) W.T. Stephens

----------------------------------------------------------------------------
To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) above.

FOR
fixing the
number of
Trustees as
proposed and
electing all the
nominees (except
as marked to the
contrary at left)

WITHHOLD
authority
to vote
for all
nominees

Note: If you have any questions on the proposal, please call
1-800-225-1581.


PLEASE SIGN AND DATE ON THE REVERSE SIDE.

High Inc Bond - MM



P.O. BOX 9132
HINGHAM, MA 02043-9132

Your vote is important. For your convenience, you may record your voting instructions via the Internet or by returning this proxy card by mail.

1
INTERNET
Go to
https://www.proxyweb.com/Putnam

* Follow the instructions on the site.

* There is no need for you to return your proxy card.

2
MAIL
Mail in the proxy card attached below.

* Please sign and date this proxy card.

* Detach the card from this proxy form.

* Return the card in the postage-paid envelope provided.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

This is your PROXY CARD

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on June 10, 2004, for PUTNAM MASTER INTERMEDIATE INCOME TRUST.

999 999 999 999 99

This proxy is solicited on behalf of the Trustees of the Fund.

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam Master Intermediate Income Trust on June 10, 2004 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Master Int Inc - MM

Has your address changed?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed card in the enclosed envelope.

Name
    -------------------------------------------------------------
Street
      -----------------------------------------------------------

City                                 State           Zip
    ---------------------------------      ----------   ---------

Telephone
         --------------------------------------------------------

Do you have any comments?

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.

Thank you!

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote in the same manner as the Trustees recommend.

Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES:

1. Proposal to fix the number of Trustees and elect all nominees.

The nominees for Trustees are:

(01) J.A. Baxter
(02) C.B. Curtis
(03) J.A. Hill
(04) R.J. Jackson
(05) P.L. Joskow
(06) E.T. Kennan
(07) J.H. Mullin, III
(08) R.E. Patterson
(09) G. Putnam, III
(10) A.J.C. Smith
(11) W.T. Stephens

----------------------------------------------------------------------------
To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) above.

FOR
fixing the
number of
Trustees as
proposed and
electing all the
nominees (except
as marked to the
contrary at left)

WITHHOLD

authority
to vote
for all
nominees

Note: If you have any questions on the proposal, please call
1-800-225-1581.


PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Master Inc Int - MM



P.O. BOX 9132
HINGHAM, MA 02043-9132

Your vote is important. For your convenience, you may record your voting instructions via the Internet or by returning this proxy card by mail.

1
INTERNET
Go to
https://www.proxyweb.com/Putnam

* Follow the instructions on the site.

* There is no need for you to return your proxy card.

2
MAIL
Mail in the proxy card
attached below.

* Please sign and date this proxy card.

* Detach the card from this proxy form.

* Return the card in the postage-paid envelope provided.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

This is your PROXY CARD

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on June 10, 2004, for PUTNAM PREMIER INCOME TRUST.

999 999 999 999 99

This proxy is solicited on behalf of the Trustees of the Fund.

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam Premier Income Trust on June 10, 2004 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY

-------------------------------------------
Shareholder/Co-owner sign(s) here      Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Premier Inc - MM

Has your address changed?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed card in the enclosed envelope.

Name
    -------------------------------------------------------------
Street
      -----------------------------------------------------------

City                                 State           Zip
    ---------------------------------      ----------   ---------

Telephone
         --------------------------------------------------------

Do you have any comments?

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.

Thank you!

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote in the same manner as the Trustees recommend.

Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES:

1. Proposal to fix the number of Trustees and elect all nominees.

The nominees for Trustees are:

(01) J.A. Baxter
(02) C.B. Curtis
(03) J.A. Hill
(04) R.J. Jackson
(05) P.L. Joskow
(06) E.T. Kennan
(07) J.H. Mullin, III
(08) R.E. Patterson
(09) G. Putnam, III
(10) A.J.C. Smith
(11) W.T. Stephens

----------------------------------------------------------------------------
To withhold authority to vote for one or more of the nominees, write the number(s) of the nominee(s) above.

FOR
fixing the
number of
Trustees as
proposed and
electing all the
nominees (except
as marked to the
contrary at left)

WITHHOLD
authority
to vote
for all
nominees

Note: If you have any questions on the proposal, please call
1-800-225-1581.


PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Premier Inc - MM